                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 30, 2004

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

        Delaware                       333-115858                74-2440850
----------------------------- ----------------------------- --------------------
     (State or other                  (Commission              (IRS Employer
     jurisdiction of                  File Number)           Identification No.)
     incorporation)

             745 Seventh Avenue, 7th Floor
                  New York, New York                              10019
--------------------------------------------------------- ----------------------
       (Address of principal executive offices)                  Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000
                                    No Change
--------------------------------------------------------------------------------
          Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.        Other Events.

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-115858 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $2,221,400,100.00 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-AX, Class 4-A, Class 5-A, Class 6-A, Class 7-A1, Class 7-A2, Class 7-A3, Class 7-AX, Class 8-A, Class 9-A, Class B1, Class B1-X, Class B2, Class B2-X, Class B3, Class B3-X, Class B4, Class B4-X, Class B5, Class B6 and Class R Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-12 on August 30, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated June 25, 2004, as supplemented by the Prospectus Supplement, dated August 27, 2004 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of August 1, 2004, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer (the "Master Servicer"), HSBC Bank USA, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-AX, Class 4-A, Class 5-A, Class 6-A, Class 7-A1, Class 7-A2, Class 7-A3, Class 7-AX, Class 8-A, Class 9-A, Class B1, Class B1-X, Class B2, Class B2-X, Class B3, Class B3-X, Class B4, Class B4-X, Class B5, Class B6, Class B7, Class B8, Class B9, Class P, Class CX and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $2,249,550,719.27 as of August 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 9.01.    Financial Statements; Pro Forma Information and Exhibits.

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:

                  1.1 Terms Agreement, dated August 26, 2004, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

                  4.1 Trust Agreement, dated as of August 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, National Association, as Securities Administrator.

                  99.1 Mortgage Loan Sale and Assignment Agreement, dated as of August 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

                  99.2 Servicing Agreement, dated as of August 1, 2004, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

                  99.3 Transfer Notice, dated as of August 1, 2004, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

                  99.4 Reconstituted Servicing Agreement, dated as of August 1, 2004, between BancMortgage, A Division of National Bank of Commerce and Lehman Brothers Holdings Inc.

                  99.5 Reconstituted Servicing Agreement, dated as of August 1, 2004, between Countrywide Home Loans, Inc. and Lehman Brothers Holdings Inc.

                  99.6 Reconstituted Servicing Agreement, dated as of August 1, 2004 between IndyMac Bank, F.S.B. and Lehman Brothers Holdings Inc.

                  99.7 Reconstituted Servicing Agreement, dated as of August 1, 2004 between National City Mortgage Co. and Lehman Brothers Holdings Inc.

                  99.8 Reconstituted Servicing Agreement, dated as of August 1, 2004 between RBC Mortgage Company and Lehman Brothers Holdings Inc.

                  99.9 Reconstituted Servicing Agreement, dated as of August 1, 2004 between Wells Fargo Bank, N.A. and Lehman Brothers Holdings Inc.

                  99.10 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.

                  99.11 Flow Interim Servicing Agreement for Conventional, Fixed and Adjustable Rate Residential Mortgage Loans, dated as of September 16, 2003, by and between Lehman Brothers Bank, FSB and Bancmortgage, a division of National Bank of Commerce

                  99.12 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

                  99.13 Seller's Warranties and Servicing Agreement between the by and between Lehman Brothers Bank, FSB and IndyMac Bank, F.S.B., dated as of July 1, 2003, for Conventional Residential Fixed and Adjustable Rate Mortgage Loans (Group No. 2003-1)

                  99.14 Seller's Warranties and Servicing Agreement between the Lehman Brothers Bank, FSB and National City Mortgage Co., dated as of August 1, 2001 (for Conventional Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2001-1), as amended by Amendment No. 1, dated as of November 21, 2001, Amendment No. 2, dated as of October 25, 2002 and Amendment No. 3, dated as of January 14, 2003

                  99.15 Flow Interim Servicing Agreement for conventional fixed and adjustable rate residential mortgage loans, dated as of September 8, 2003, by and between Lehman Brothers Bank, FSB and RBC Mortgage Company

                  99.16 Seller's Warranties and Servicing Agreement by and between Lehman Brothers Bank, FSB and Wells Fargo Bank, National Association, dated as of July 1, 2004 (WFHM 2004-W41)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  STRUCTURED ASSET SECURITIES
                                                  CORPORATION


                                                  By: /s/ Michael C. Hitzmann
                                                      -----------------------
                                                  Name:  Michael C. Hitzmann
                                                  Title: Vice President

Date: September 14, 2004

                                                  EXHIBIT INDEX

Exhibit No.                                               Description                                  Page No.
-----------                                               -----------                                  --------
1.1                 Terms Agreement, dated August 26, 2004, between Structured
                    Asset Securities Corporation, as Depositor, and Lehman
                    Brothers Inc., as the Underwriter.

4.1                 Trust Agreement, dated as of August 1, 2004, among
                    Structured Asset Securities Corporation, as Depositor,
                    Aurora Loan Services Inc., as Master Servicer, HSBC Bank
                    USA, National Association, as Trustee, and Wells Fargo Bank,
                    National Association, as Securities Administrator.

99.1                Mortgage Loan Sale and Assignment Agreement, dated as of
                    August 1, 2004, between Lehman Brothers Holdings Inc., as
                    Seller, and Structured Asset Securities Corporation, as
                    Purchaser.

99.2                Servicing Agreement, dated as of August 1, 2004, between
                    Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

99.3                Transfer Notice, dated as of August 1, 2004, between
                    Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

99.4                Reconstituted Servicing Agreement, dated as of August 1,
                    2004, between BancMortgage, A Division of National Bank of
                    Commerce and Lehman Brothers Holdings Inc.

99.5                Reconstituted Servicing Agreement, dated as of August 1,
                    2004, between Countrywide Home Loans, Inc. and Lehman
                    Brothers Holdings Inc.

99.6                Reconstituted Servicing Agreement, dated as of August 1,
                    2004 between IndyMac Bank, F.S.B. and Lehman Brothers
                    Holdings Inc.

99.7                Reconstituted Servicing Agreement, dated as of August 1,
                    2004 between National City Mortgage Co. and Lehman Brothers
                    Holdings Inc.

99.8                Reconstituted Servicing Agreement, dated as of August 1,
                    2004 between RBC Mortgage Company and Lehman Brothers
                    Holdings Inc.

99.9                Reconstituted Servicing Agreement, dated as of August 1,
                    2004 between Wells Fargo Bank, N.A. and Lehman Brothers
                    Holdings Inc.

99.10               Correspondent Servicing Agreement, dated as of June 26,
                    2002, by and among Lehman Brothers Bank, FSB, Aurora Loan
                    Services Inc. and Colonial Savings, 99.10 F.A.

99.11               Flow Interim Servicing Agreement for Conventional, Fixed and
                    Adjustable Rate Residential Mortgage Loans, dated as of
                    September 16, 2003, by and between Lehman Brothers Bank, FSB and Bancmortgage, a division of National Bank of Commerce

99.12 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

99.13 Seller's Warranties and Servicing Agreement between the by and between Lehman Brothers Bank, FSB and IndyMac Bank,
                    F.S.B., dated as of July 1, 2003, for Conventional
                    Residential Fixed and Adjustable Rate Mortgage Loans (Group
                    No. 2003-1)

99.14               Seller's Warranties and Servicing Agreement between the
                    Lehman Brothers Bank, FSB and National City Mortgage Co., dated as of August 1, 2001 (for Conventional Residential
                    Fixed and Adjustable Rate Mortgage Loans, Group No. 2001-1), as amended by Amendment No. 1, dated as of November 21, 2001, Amendment No. 2, dated as of October 25, 2002 and
                    Amendment No. 3, dated as of January 14, 2003

99.15 Flow Interim Servicing Agreement for conventional fixed and adjustable rate residential mortgage loans, dated as of September 8, 2003, by and between Lehman Brothers Bank, FSB and RBC Mortgage Company

99.16               Seller's Warranties and Servicing Agreement by and between
                    Lehman Brothers Bank, FSB and Wells Fargo Bank, National
                    Association, dated as of July 1, 2004 (WFHM 2004-W41)